UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 15, 2007
SPHERION CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11997	36-3536544

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2050 Spectrum Boulevard
Fort Lauderdale, Florida 33309

(Address, including zip code, of Principal Executive Offices)
Registrant’s telephone number, including area code: (954) 308-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.
     On May 15, 2007, the Board of Directors of Spherion Corporation named James J. Forese as non-executive chairman of the board. A copy of the press release announcing Mr. Forese’s election is attached hereto as Exhibit 99.1 and is incorporated herein by reference. In addition, the same day, the Board of Directors amended the Spherion Corporation Outside Directors’ Compensation Plan, effective July 1, 2007. A copy of the amended Spherion Corporation Outside Directors’ Compensation Plan is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(c) Exhibits

10.1	Spherion Corporation Outside Directors’ Compensation Plan.

99.1	Press Release dated May 16, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPHERION CORPORATION
Date: May 16, 2007	By:	/s/ Roy G. Krause
President & Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Spherion Corporation Outside Directors’ Compensation Plan
99.1	Press Release dated May 16, 2007